TERMINATION OF OPTION AGREEMENT


          This Termination Agreement is made this 29th day of May, 1996 by and between DALLAS ASSOCITES, L.P., a Pennsylvania limited partnership ("Dallas")and MARK CENTERS LIMITED
PARTNERSHIP, a Delaware limited partnership ("MCLP").


                                 RECITALS


          A. Dallas and MCLP are parties to a certain Option Agreement dated as of June 1, 1993 (the "Option Agreement") pursuant to which Dallas granted to MCLP an option to purchase certain property owned by Dallas and located in Dallas Township, Luzerne County, Pennsylvania, more particularly described on Exhibit A attached hereto. The Option Agreement is evidenced by a Memorandum of Option Agreement also dated June 1, 1993.

          B.   At the February 13, 1996 meeting of the Board of
Trustees of Mark Centers Trust, general partner of MCLP, the Board of Trustees agreed to cancel and to terminate the Option
Agreement.

          C.   Dallas and MCLP are entering into this Termination
Agreement in order to render the Option Agreement null and void and of no further force and effort.

          NOW THEREFORE, for and in consideration of the covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

          1. The Option Agreement is null and void and of no further force and effect. Neither Dallas nor MCLP shall have any further rights or liabilities under the Option Agreement.

          2. The Memorandum of Option Agreement is of no further force and effect.

          IN WITNESS WHEREOF, Dallas and MCLP have executed this
Termination Agreement as of the day and year first-above written.


                              DALLAS ASSOCIATES, L.P. a
                              Pennsylvania limited partnership
                              by its general partner

                              MARK DALLAS REALTY, INC.

                         By:  /s/ Marvin L. Slomowitz
                              Name: Marvin L. Slomowitz
                              Title:President

                              MARK CENTERS LIMITED PARTNERSHIP, a
                              Delaware limited partnership, by
                              its general partner

                              By:  MARK CENTERS TRUST

                              By:  /s/ David S. Zook
                              Name:  David S. Zook
                              Title: Executive Vice President